SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”), dated as of September 1, is entered into between Marathon Group S.A., a company incorporated under the laws of Luxembourg, having its registered office at 15, rue Edward Steichen, L-2540 Luxembourg (the “Seller”), and GPat Technology, LLC, located at 1333 W McDermott Drive, Ste. 200, Allen, TX 75014 (the “Buyer” and, together with the Seller, the “Parties”).

WHEREAS, Seller owns 12,500 shares having a nominal value of EUR 1.- (one EURO) each (the “Shares”), of Munitech IP S.a r.l., a a company incorporated under the laws of Luxembourg, having its registered office at 15, rue Edward Steichen, L-2540 Luxembourg, and registered with the Luxembourg register of trade and companies under B 205269 (the “Company”); and

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing (as defined in Section 2), Seller shall sell, transfer and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in and to the Shares.

2.       Closing. The closing of the transactions contemplated in this Agreement (the “Closing”) shall take place remotely via the exchange of signatures on September 1, 2017 or as soon as practicable thereafter, following the satisfaction or waiver by the applicable Party of each of the conditions set forth in Section 3. The date on which the Closing shall take place is herein referred to as the “Closing Date”.

3.       Closing Conditions.

(a)       The obligation of Seller to sell, transfer and assign the Shares to Buyer hereunder is subject to the satisfaction of the following conditions as of the Closing:

(i)       the representations and warranties of Buyer in Section 5 hereof shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)       Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii)       Buyer shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the transactions contemplated herein; and

(iv)        Buyer shall have caused its counsel to assist the Company to insert all appropriate mentions in the Company’s share register in relation to the transactions contemplated herein and start publication proceedings as required by Luxembourg company law, provided, however, that the Seller has received the required documents and information to comply with the applicable anti-money laundering regulations.

(b)       The obligation of Buyer to purchase the Shares from Seller is subject to the satisfaction of the following conditions as of the Closing:

(i)       the representations and warranties of Seller in Section 4 shall be true and correct on and as of the Closing Date with the same effect as though made at and as of such date;

(ii)       Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date;

(iii)       Seller shall, with the assistance of Buyer’s counsel, have caused the Company to insert all appropriate mentions in the Company’s share register in relation to the transactions contemplated herein and start publication proceedings as required by Luxembourg company law, provided, however, that the Seller has received the required documents and information to comply with the applicable anti-money laundering regulations; and

(iv)       Seller shall have paid Buyer $25,000 in immediately available funds, pursuant to the wire instructions attached hereto as Exhibit A.

4.       Representations and Warranties of Seller. As of the date of this Agreement and as of the Closing (except to the extent such representations and warranties speak expressly as of an earlier date), the Seller represents and warrants to the Buyer as follows:

(a)       Seller is a company incorporated under the laws of Luxembourg.

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(b)       Seller has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby. Seller has obtained all necessary corporate approvals for the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Seller and (assuming due authorization, execution and delivery by Buyer) constitutes Seller’s legal, valid and binding obligation, enforceable against Seller in accordance with its terms, except that the enforcement hereof and thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(c)       The execution, delivery and performance by Seller of this Agreement do not conflict with, violate or result in the breach of, any agreement, instrument, order, judgment, decree, law or governmental regulation to which Seller is a party or is subject or by which the Shares are bound.

(d)       No governmental, administrative or other third party consents or approvals are required by or with respect to Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

(e)       There are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the knowledge of Seller, threatened against or by Seller that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(f)       No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

(g)       The execution, delivery and performance by the Seller of this Agreement does not, and consummation of the transactions contemplated herein will not, (i) violate, conflict with, or result in any breach of any provisions of its charter documents, or operating agreement or bylaws; (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, any of the terms, conditions or provisions of any material contract, loan or credit agreement, note, bond, mortgage, indenture or deed of trust, or any license, lease, agreement, or other instrument or obligation, to which the Seller is a party or by which the Seller or any material portion of its assets is bound; or (iii) violate any applicable law binding upon the Seller or by which it or any material portion of its assets is bound, except, with respect to clauses (ii) and (iii), such violations, conflicts, breaches or defaults as would not interfere with the ability of the Seller to perform its obligations under this Agreement.

(h)       Set forth on Disclosure Schedule 4(h) is a list of all issued patents and pending patent applications (the “Intellectual Property”) owned by the Company.

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(i)       Set forth on Disclosure Schedule 4(i) is a list of all licenses, subslicenses and other agreements (collectively, the “Material Agreements”) by or through which persons grant the Company or the Company grants any other persons any exclusive or non-exclusive rights or interests in or to any (i) trademarks and service marks, including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing; (iii) trade secrets and confidential know-how; (iv) patents and patent applications; (v) websites and internet domain name registrations; and (vi) other intellectual property and related proprietary rights, interests and protections.

(j)       Set forth on Disclosure Schedule 4(j) is a list of the Company’s liabilities (the “Liabilities”).

(k)       Set forth on Disclosure Schedule 4(k) is a list of the Company’s court bonds on deposit (the “Bonds”).

(l)

5.       Representation and Warranties of Buyer. As of the date of this Agreement and as of the Closing (except to the extent such representations and warranties speak expressly as of an earlier date), the Buyer represents and warrants to the Seller as follows

(a)       Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of Texas.

(b)       Buyer has all requisite power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all requisite [corporate/limited liability company/partnership] action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and (assuming due authorization, execution and delivery by Seller) this Agreement constitutes a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms except that the enforcement hereof and thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

(c)       No governmental, administrative or other third party consents or approvals are required by or with respect to Buyer in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

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(d)       There are no Actions pending or, to the knowledge of Buyer, threatened against or by Buyer that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(e)       No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Buyer.

(f)       The execution, delivery and performance by the Buyer of this Agreement does not, and consummation of the transactions contemplated herein will not, (i) violate, conflict with, or result in any breach of any provisions of its charter documents, or operating agreement or bylaws; (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, any of the terms, conditions or provisions of any material contract, loan or credit agreement, note, bond, mortgage, indenture or deed of trust, or any license, lease, agreement, or other instrument or obligation, to which the Buyer is a party or by which the Buyer or any material portion of its assets is bound; or (iii) violate any applicable law binding upon the Buyer or by which it or any material portion of its assets is bound, except, with respect to clauses (ii) and (iii), such violations, conflicts, breaches or defaults as would not interfere with the ability of the Buyer to perform its obligations under this Agreement.

(g)       The Buyer acknowledges and agrees that it has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Intellectual Property, Liabilities, Material Agreements, the Company and the Company’s businesses and operations, and the Buyer has been furnished with or given full access to such information about the Intellectual Property, Material Agreements, Liabilities, the Company and the Company’s businesses and operations as it requested. The Buyer agrees that, except for the representations and warranties made by the Seller that are expressly set forth herein, none of the Seller, the Company, nor any of their affiliates or representatives has made and shall not be deemed to have made to the Buyer or its affiliates or representatives any representation or warranty of any kind.

6.       Indemnification.

(a)       Indemnification by Buyer. Subject to the other terms and conditions of this Section 6, Buyer shall indemnify and defend each of Seller and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of:

(i)       any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement; or

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(ii)       any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

(b)       Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

(c)       Survival. The representations and warranties contained in Section5 of this Agreement shall survive the Closing and expire only upon expiration of the applicable statute of limitations.

7.       Responsibility for Liabilities. The Parties agree that following the Closing, Company, and not Seller, shall be responsible for the payment, performance or discharge of any and all liabilities and obligations of the Company, whether arising before or after the Closing, including but not limited to the Liabilities.

8.       Compliance with the Laws of the Grand-Duchy of Luxembourg. Buyer shall be responsible for compliance with all applicable laws of the Grand-Duchy of Luxembourg (the “Luxembourg Laws”) and shall indemnify Seller and hold Seller harmless against and in respect of any and all Losses (including, without limitation, reasonable attorneys’ fees) incurred by Seller resulting from any conflict with, violation or breach of any Luxembourg Laws.

9.       Further Assurances. Following the Closing, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

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10.       Termination. This Agreement may be terminated at any time prior to the Closing (a) by the mutual written consent of Buyer and Seller or (b) by either Buyer or Seller if the Closing does not occur by [DATE]. Upon termination, all further obligations of the parties under this Agreement shall terminate without liability of any party to the other parties to this Agreement, except that no such termination shall relieve any party from liability for any fraud or willful breach of this Agreement.

11.       Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

12.       Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement (or to such other address that may be designated by the receiving party from time to time in accordance with this section and which shall include email notification to dan@perezlaw.com). All Notices shall be delivered by personal delivery, internationally recognized overnight courier (with all fees pre-paid), facsimile or e-mail of a PDF document (with confirmation of transmission) or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) upon receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

13.       Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

14.       Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign any of its rights or obligations hereunder without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

15.       Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

16.       Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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17.       Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

18.       Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Grand-Duchy of Luxembourg. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the courts of the district of Luxembourg-City.

19.       Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

GPat Technology, LLC

By	/s/ Daniel F. Perez
Name:	Daniel F. Perez
Title:	President

Marathon Group S.A.

By	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	Director

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Exhibit A

Buyer Wire Instructions

GPat Technology, LLC

Chase Bank

Account Number: 206861921

Routing Number: 111000614

10

Disclosure Schedules

Disclosure Schedule 4(h):

 Intellectual Property

Country	Primary	Priority Date	Issued Date	Expiry Date
CHINA	CN1153380C	04/28/98	06/09/04	04/28/18
CHINA	CN1306721C	10/09/98	03/21/07	10/09/18
CHINA	CN1135734C	10/09/98	01/21/04	10/09/18
CHINA	CN1265671C	11/04/98	07/19/06	11/04/18
CHINA	CN1132488C	12/09/98	12/24/03	12/09/18
CHINA	CN1314277C	06/15/99	05/02/07	06/15/19
CHINA	CN1316834C	06/15/99	05/16/07	06/15/19
CHINA	CN1130099C	06/15/99	12/03/03	06/15/19
CHINA	CN1183791C	07/14/00	01/05/05	07/14/20
CHINA	CN100574286C	06/27/01	12/23/09	06/27/21
CHINA	CN1631048B	05/15/02	03/09/11	05/15/22
CHINA	CN1675943B	02/03/03	11/23/11	08/02/22
CHINA	CN100466823C	03/04/29	03/04/09	02/03/23
CHINA	CN1188977C	09/24/97	02/09/05	09/24/17
EPO	1075738	04/28/98	03/20/02	07/06/18
EPO	1119925	10/09/98	04/09/03	10/07/19
EPO	1286480	10/09/98	02/14/07	10/07/19
EPO	1125463	11/04/98	01/28/04	11/01/19
EPO	1125462	11/04/98	10/20/04	11/01/19
EPO	1135955	12/09/98	09/22/04	11/30/19
EPO	1186193	06/15/99	08/10/05	05/30/20
EPO	1326469	06/15/99	10/04/06	05/30/20
EPO	1326470	06/15/99	08/10/05	05/30/20
EPO	1302084	07/14/00	11/03/04	07/10/21
EPO	1400077	06/27/01	10/12/05	06/13/22
EPO	1271970	06/27/01	04/18/07	06/26/21
EPO	1796406	06/27/01	08/26/09	06/26/21
EPO	2101523	06/27/01	06/15/11	06/26/21
EPO	2101522	06/27/01	05/25/11	06/26/21

11

EPO	1525762	08/02/02	01/25/06	07/14/23
EPO	1659808	08/02/02	05/02/12	07/14/23
EPO	1590982	02/03/03	06/21/06	01/25/24
EPO	1018233	09/24/97	11/13/02	09/15/18
FRANCE	1075738	04/28/98	03/20/02	07/06/18
FRANCE	1119925	10/09/98	04/09/03	10/07/19
FRANCE	1286480	10/09/98	02/14/07	10/07/19
FRANCE	1125463	11/04/98	01/28/04	11/01/19
FRANCE	1135955	12/09/98	09/22/04	11/30/19
FRANCE	1186193	06/15/99	08/10/05	05/30/20
FRANCE	1326469	06/15/99	10/04/06	05/30/20
FRANCE	1326470	06/15/99	08/10/05	05/30/20
FRANCE	1302084	07/14/00	11/03/04	07/10/21
FRANCE	1400077	06/27/01	10/12/05	06/13/22
FRANCE	1271970	06/27/01	04/18/07	06/26/21
FRANCE	1796406	06/27/01	08/26/09	06/26/21
FRANCE	2101523	06/27/01	06/15/11	06/26/21
FRANCE	2101522	06/27/01	05/25/11	06/26/21
FRANCE	1525762	08/02/02	01/25/06	07/14/23
FRANCE	1659808	08/02/02	05/02/12	07/15/23
FRANCE	1018233	09/24/97	11/13/02	09/15/18
GERMANY	59803477.3	04/28/98	03/20/02	07/07/18
GERMANY	59904989.8	10/09/98	04/09/03	10/07/19
GERMANY	59914201.4	10/09/98	02/14/07	10/07/19
GERMANY	59908434	11/04/98	01/28/04	11/01/19
GERMANY	59910602.6	12/09/98	09/22/04	11/30/19
GERMANY	50010928.1	06/15/99	08/10/05	05/30/20
GERMANY	50013577	06/15/99	10/04/06	05/30/20
GERMANY	50010940	06/15/99	08/10/05	05/30/20
GERMANY	50104413.2	07/14/00	11/03/04	07/10/21
GERMANY	50204545	06/27/01	10/12/05	06/13/22
GERMANY	60127949.2	06/27/01	04/18/07	06/26/21

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GERMANY	60139728.2	06/27/01	08/26/09	06/26/21
GERMANY	60144813.8	06/27/01	06/15/11	06/26/21
GERMANY	60144718.2	06/27/01	05/25/11	06/26/21
GERMANY	10235470	08/02/02	10/06/05	08/02/22
GERMANY	50314325.1	08/02/02	05/02/12	07/14/23
GERMANY	19742124	09/24/97	10/18/01	09/24/17
GREAT BRITAIN	EP1075738	04/28/98	03/20/02	07/06/18
GREAT BRITAIN	EP1125463	11/04/98	01/28/04	11/01/19
GREAT BRITAIN	EP1135955	12/09/98	09/22/04	11/30/19
GREAT BRITAIN	EP1186193	06/15/99	08/10/05	05/30/20
GREAT BRITAIN	EP1326469	06/15/99	10/04/06	05/30/20
GREAT BRITAIN	EP1326470	06/15/99	08/10/05	05/30/20
GREAT BRITAIN	EP1302084	07/14/00	11/03/04	07/10/21
GREAT BRITAIN	EP1400077	06/27/01	10/12/05	06/13/22
GREAT BRITAIN	EP1271970	06/27/01	04/18/07	06/26/21
GREAT BRITAIN	EP1796406	06/27/01	08/26/09	06/26/21
GREAT BRITAIN	EP2101523	06/27/01	06/15/11	06/26/21
GREAT BRITAIN	EP2101522	06/27/01	05/25/11	06/26/21
GREAT BRITAIN	EP1525762	08/02/02	01/25/06	07/14/23
GREAT BRITAIN	EP1659808	08/02/02	05/02/12	07/15/23
ITALY	502003901126773	10/09/98	04/09/03	10/07/19
ITALY	502004901198575	11/04/98	01/28/04	11/01/19
ITALY	502005901353536	08/10/25	08/10/05	05/30/20
ITALY	502007901481110	10/04/26	10/04/06	05/30/20
ITALY	502005901353537	08/10/25	08/10/05	05/30/20
ITALY	502006901404756	08/02/02	01/25/06	07/14/23
ITALY	502003901082888	09/24/97	11/13/02	09/15/18
JAPAN	4313952	10/09/98	05/22/09	10/08/19
JAPAN	3831612	11/04/98	07/21/06	11/02/19
JAPAN	4272920	06/15/99	03/06/09	05/31/20
JAPAN	4650994	06/15/99	12/24/10	05/31/20
JAPAN	3924465	06/15/99	03/02/07	05/31/20

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JAPAN	4227406	07/14/00	12/05/08	07/11/21
JAPAN	4518508	06/27/01	05/28/10	06/14/22
JAPAN	4443402	05/15/02	01/22/10	05/06/23
JAPAN	4170985	08/02/02	08/15/08	07/15/23
SOUTH KOREA	10-0669565	11/04/98	01/09/07	11/02/19
US	7095730	04/28/98	08/22/06	11/13/20
US	6885875	10/09/98	04/26/05	10/08/19
US	6389300	11/04/98	05/14/02	11/02/19
US	6879823	11/04/98	12/04/05	11/02/19
US	7088697	12/09/98	08/08/06	12/01/19
US	8565429	06/15/99	10/22/13	03/04/26
US	7139550	05/31/00	11/21/06	12/22/21
US	RE40791	06/15/99	06/23/09	07/12/21
US	7260088	06/27/01	08/21/07	01/02/24
US	7212807	06/27/01	05/01/07	05/25/24
US	7386300	05/06/03	06/10/08	08/26/23
US	8081587	08/02/02	12/20/11	07/11/24
US	8271012	02/03/03	09/18/12	04/05/27
US	6405020	09/24/97	06/11/02	09/16/18

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Disclosure Schedule 4(i)

Material Agreements

RPX Patent License and License Option Agreement

15

Disclosure Schedule 4(j):

Liabilities

Administration des Contributions Directes	1,711.15
Ampersand	190,518.68
China Patent Agent (H.K.) LTD.	5,669.30
Computer Packages, Inc.	99,918.37
DFMP	66,245.63
FRKelly	659.88
JunZeJun Law Offices	1,513.00
Leon Edward Real Estate S.A.R.L.	6,032.18
Maitre Leonie Grethen	1,149.26
Merchant & Gould	1,275.47
Shanghai Patent & Trademark Law Office	1,020.00
Shanghai Yu Zhi IP Service LLC	5,000.00
Steinbeis-Hochschule-Berlin GmbH	20,194.10
Vistra	12,613.02
TOTAL	413,520.00

	Current	1 - 30	31 - 60	61 – 90	> 90	TOTAL
Administration des Contributions Directes	0.00	0.00	0.00	0.00	1,711.15	1,711.15
Ampersand	0.00	22,772.50	0.00	28,751.68	138,994.50	190,518.68
China Patent Agent (H.K.) LTD.	0.00	0.00	0.00	5,669.30	0.00	5,669.30
Computer Pakages, Inc.	3,837.00	0.00	12,161.00	38,637.00	45,283.37	99,918.37
DFMP	0.00	2,062.17	0.00	0.00	64,183.46	66,245.63
FRKelly	0.00	0.00	0.00	0.00	659.88	659.88
JunZeJun Law Offices	0.00	0.00	0.00	0.00	1,513.00	1,513.00
Leon Edward Real Estate S.A.R.L.	0.00	0.00	1,906.51	1,872.75	2,252.92	6,032.18
Maitre Leonie Grethen	0.00	0.00	0.00	0.00	1,149.26	1,149.26
Merchant & Gould	0.00	1,275.47	0.00	0.00	0.00	1,275.47
Shanghai Patent & Trademark Law Office	0.00	0.00	192.00	0.00	828.00	1,020.00
Shanghai Yu Zhi IP Service LLC	0.00	0.00	0.00	0.00	5,000.00	5,000.00
Steinbeis Hochschule Berlin GmbH	0.00	0.00	0.00	29,194.10	0.00	29,194.10
Vistra	0.00	0.00	8,893.02	0.00	3,720.00	12,613.02
TOTAL	3,837.00	26,110.14	23,152.53	95,124.83	285,295.54	413,520.04

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Disclosure Schedule 4(j):

Bonds

Munitech IP S.a.r.l.	EUR 86208.00; XR 1.1013	94,940.87		94,940.87
Munitech IP S.a.r.l.	EUR 243,000.00; XR 1.0817;	262,845.08		357,785.95
Munitech IP S.a.r.l.	Quarter End FX Entry		6,139.13	351,646.82
Munitech IP S.a.r.l.	Q2 2017 FX entry	23,956.46		375,603.28
		381,742.41	6,139.13	375,603.28

17